UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date  of  report  (Date  of  earliest  event  reported)     April  11, 2005
                                                                 ---------------

                           NEW YORK HEALTH CARE, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             1-12451                                    11-2636089
--------------------------------------------------------------------------------
     (Commission File Number)               (IRS Employer Identification No.)


     1850 McDonald Avenue, Brooklyn, New York                  11223
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                (Zip Code)

                                 (212) 679-7778
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_]     Written  communications  pursuant  to Rule 425 under the Securities
Act  (17  CFR  230.425)

     [_]     Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
(17  CFR  240.14a-12)

     [_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange  Act  (17  CFR  240.14d-2(b))

     [_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange  Act  (17  CFR  240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          On April 11, 2005 New York Healthcare, Inc (the "Company") and its subsidiary, NYHC Newco Paxxon, Inc., entered into an asset purchase agreement with Accredited Health Services, Inc. ("Accredited"), a subsidiary of National Home Health Corp., pursuant to which Accredited will acquire certain assets of the Company's New Jersey home healthcare business for $3 million. Pursuant to the terms of the definitive agreement, funding of the purchase price was received by the Company upon execution of the agreement, with the exception of $150,000 (the "Escrow Funds"), which was placed in escrow to cover actual losses, if any, incurred by Accredited for which the Company is required to indemnify Accredited pursuant to the definitive agreement. If no claims by Accredited for indemnification by the Company are made, the Escrow Funds will be released to the Company 90 days after the formal closing of the transaction, which will occur within 45 days of the signing of the definitive agreement, subject only to an orderly transition of the business.

     In connection with the transaction, the Loan and Security Agreement (the "Loan Agreement") dated as of November 28, 2000, as amended, between the Company and GE HFS Holdings, Inc., f/k/a/ Heller Healthcare Finance, Inc. ("Lender"), was modified to remove the lien held by Lender on the assets of the New Jersey home healthcare business. As a result of this modification, no borrowing may occur under the Loan Agreement until such time as the parties agree on the adjusted amount of the borrowing base.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      NEW YORK HEALTH CARE, INC.
                                     (Registrant)


                                      By:/s/ Dennis M. O'Donnell
                                         ---------------------------------
                                         Dennis M. O'Donnell,
                                         Chief Executive Officer



Date:  April 15, 2005